UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 22, 2023

(Date of earliest event reported)

The Eastern Company
(Exact name of Registrant as specified in its charter)

Connecticut	001-35383	06-0330020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Enterprise Drive, Suite 408, Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

 (Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EML	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2023, The Eastern Company (the “Company”) announced that, on January 22, 2023, Peter O’Hara notified the Company of his resignation from his office as Vice President and Chief Financial Officer of the Company, effective as of the close of business on February 3, 2023, to pursue other opportunities.

On January 26, 2023, the Company announced that Nicholas Vlahos, age 41, has been appointed as Vice President and Chief Financial Officer of the Company effective as of the close of business on February 3, 2023. Mr. Vlahos will serve as the principal accounting officer and the principal financial officer of the Company. Mr. Vlahos joined the Company in 2017 as Treasurer and, since 2022, has served as Vice President of Finance, Treasurer and Secretary. Prior to joining the Company, Mr. Vlahos served as Director of Finance, Accounting and Human Resources at Fischer Technology, Inc. Compensation arrangements with respect to Mr. Vlahos’ promotion to Chief Financial Officer have not yet been determined. When determined, the Company will promptly amend this Current Report on Form 8-K to provide the compensation information required by this item.

There are no arrangements or understanding between Mr. Vlahos and any other persons pursuant to which he was selected as an officer. Mr. Vlahos has no family relationships with any of the Company’s directors or executive officers and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 26, 2023, the Company issued a press release announcing the resignation of Mr. O’Hara and the appointment of Mr. Vlahos as Vice President and Chief Financial Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title

99.1	Press Release dated January 26, 2023.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Eastern Company

Date: January 26, 2023	By:	/s/Nicholas Vlahos
Nicholas Vlahos Vice President of Finance, Treasurer and Secretary

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